Vessels	6 Months Ended
Jun. 30, 2017
Vessels In Operation [Member]
Vessels
2.	Vessels in Operation

	Vessel	Drydocking	Total
	(in thousands)
Cost
December 31, 2016	$1,727,491	$33,949	$1,761,440
Additions	1,352	33	1,385
Transfer from vessels under construction	190,512	2,050	192,562
Reduction in contract cost of newbuild vessel	(280)	—	(280)

June 30, 2017	$1,919,075	$36,032	$1,955,107

Accumulated Depreciation
December 31, 2016	$268,677	$12,404	$281,081
Charge for the period	31,150	4,659	35,809

June 30, 2017	$299,827	$17,063	$316,890

Net Book Value
December 31, 2016	$1,458,814	$21,545	$1,480,359

June 30, 2017	$1,619,248	$18,969	$1,638,217

On January 12, 2017 Navigator Nova, the third of a series of four 37,300 cubic meter ethylene/ethane capable semi-refrigerated liquefied gas carriers being built at Jiangnan shipyard in China was delivered for a contract price of $78.4 million. We also took delivery of Navigator Luga and Navigator Yauza, on January 24, 2017 and April 5, 2017, respectively. These two vessels represent our ice class semi-refrigerated liquefied gas carriers series built at HMD dockyard in South Korea, for a contract price of $51.0 million per vessel.

The net book value of vessels that serve as collateral for the Company’s bank loans was $1.5 billion at June 30, 2017.

Vessels Under Construction [Member]
Vessels
3.	Vessels Under Construction

(in thousands)
Vessels under construction at January 1, 2017	$150,492
Payments to shipyard	92,482
Other payments including site team costs and initial stores	3,328
Capitalized interest	1,337
Transfer to vessels in operation	(192,562)

Vessels under construction at June 30, 2017	$55,077